Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                              THE BANK OF NEW YORK

               New York                                    13-5160382
     ---------------------------                       -------------------
     (State of incorporation if                         (I.R.S. employer
      not a U.S. national bank)                        identification no.)


     One Wall Street, New York, NY                            10286
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip code)


                         CAPITAL RESOURCE GROUP ONE, LLC
                               650 E. Carmel Drive
                                    Suite 150
                              Carmel, Indiana 46032

               Delaware                                     22-370571
  -------------------------------                      ------------------
  (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                      identification no.)

     [%] Asset Backed Certificates Maturing _________________________, 2008
     [%] Asset Backed Certificates Maturing _________________________, 2010


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     1. General information. Furnish the following information as to the Trustee

          (a) Name and address of each examining or supervising authority to which it is subject.

Name                                             Address
----                                             -------
Superintendent of Banks of the State             2 Rector Street, NY.,
New York, NY                                     NY 10006, and Albany  12203
Federal Reserve Bank of New York                 33 Liberty Plaza, NY, NY  10045
Federal Deposit Insurance Corporation            Washington, DC 20429
New York Clearing House Association              New York, NY 10005

          (b)  Whether it is authorized to exercise corporate trust power.

               Yes.

     2. Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

     16. List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17CFR 229.10(d).

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit I to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-29637).

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee Bank of New York a [state form of organization], organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of New York and State of New York, on the _____ day of March 2000.

                                             The Bank of New York


                                             BY:
                                                 ------------------------------
                                                 MAURO PALLADINO
                                                 VICE PRESIDENT